Exhibit 10.06

COLOCATION—IP BUSINESS

PURCHASE ORDER/AGREEMENT No. 16-03868

FIELD 1 INFORMATION OF THE PARTIES
CONTRACTOR
Corporate Name: UOL DIVEO TECNOLOGIA LTDA.
CNPJ: 01.588.770/0008-36	I.E.: 115.313.065.111 (central)	I.M.: 4-32775-1
Address: Av. Ceci, No. 1850		City: Barueri
State: São Paulo	Postal Code 06.460-120	Telephone: (11) 4689.6777
CLIENT
Corporate Name: NS2.COM INTERNET S/A
CNPJ: 09.339.936/0001-16		I.E.: 149.996.138.112
Address: Rua Vergueiro, 961		City: São Paulo
State: SP	Postal Code: 01504-000	Telephone: (11) 3028-2280
FIELD 2 COMMERCIAL CONDITIONS
Total Monthly Amount (R$) 72,900.95
Monthly Colocation Amount (R$) 21,557.66		Preparatory Fee (R$) 0.00
Monthly Access Provision Amount (R$) 41,305.48		Additional GB Amount – Access Provision (R$) 65.00
Electric power cost installment (R$) 10.037,81		Backup Excess Gbyte Amount (R$) 5.00

FIELD 3

COMMERCIAL REMARKS

1.1      For the implementation of the engaged scope, the CLIENT shall pay UOL DIVEO the amount of the Preparatory Fee set forth in Field 2 of this “Purchase Order” within thirty (30) days from the date of execution of the Agreement/Purchase Order.

1.1.1. In the event the implementation is not actually achieved for reasons attributable to UOL DIVEO, the CLIENT shall be entitled to be refunded the full amount paid.

1.1.2. In the event the implementation is not actually achieved for reasons attributable to CLIENT, UOL DIVEO shall be entitled to a penalty of fifty percent (50%) on the Preparatory Fee, and UOL DIVEO may withhold any amounts paid to offset the penalty, and UOL DIVEO shall refund to the CLIENT any amounts in the event the amount paid has exceeded 50% of the amount set forth in the “Preparatory Fee”.

1.1.3. No other amount in addition to those set forth in Section 1.1.2 above shall be due from one party to the other by virtue of failure to implement.

1.2      By virtue of compliance with additional solutions taken by the CLIENT, in addition to the previously defined scope, the Preparatory Fee may vary in accordance with the investments and funds to be made available by UOLDIVEO.

1.3      Monthly installments shall be billed as follows:

1.3.1  The first (1st) monthly installment shall be billed on a pro rata basis due on the tenth (10th) day of the month following that of the delivery of the engaged Solution, in whole or in part, as agreed by the Parties.

1.3.2  The second (2nd) monthly installment and any others that may be due until completion of the term of effectiveness of the Agreement shall be billed by the twentieth (20th) day and due on the second (2nd) day of the subsequent month.

1.4      For products with variable fee, the monthly installment amount may change according to the actual use of the resources listed and the amounts set out in the Purchase Order.

1.5      The technical characteristics, quantities and options are described in the exhibits below, and also in the TECHNICAL PROPOSAL UOLDIVEO OPT-16/15697-H, which duly initialed by the Parties becomes an integral part of this Agreement.

EXHIBIT I – TECHNICAL SPECIFICATION FOR THE COLOCATION SERVICE

EXHIBIT II – COLOCATION SERVICE LEVEL (SLA) WARRANTIES

EXHIBIT III – MANAGED SECURITY SERVICE

EXHIBIT IV – SERVICE LEVEL AGREEMENT (MANAGED SECURITY SERVICE)

1.6      This Purchase Order/Agreement cancels and supersedes Services Agreement No. 153329-01 and the respective amendments thereto.

1.7      The Parties agree that the monthly installment of the engaged services, taxes included, on the date of execution hereof, is comprised as follows:

Total Monthly Amount (R$) 80,502.38

Total Monthly Colocation (R$) 23,676.49

Monthly Access Provision Amount (R$) 45,515.68

Electric power cost installment (R$) 11,310.21

(*) In case the modality of the 95 percentile in the access provision, the additional Mbps amount shall be in excess of 15% of the franchise Mbps amount.

FIELD 4 UOL DIVEO WEBSITE
Itaim Bibi ( )	Tamboré (X)	Glete ( )
FIELD 5 CLIENT CONTACT DETAILS
FIELD 5.1 PERSON IN CHARGE OF COMMERCIAL ASPECTS:
Name:	Telephone:	E-mail:
Danilo Ruza	(11) 3028-2280	danilo.ruza@netshoes.com
FIELD 5.2 PERSON IN CHARGE OF TECHNICAL ASPECTS:
Name:	Telephone:	E-mail
Danilo Ruza	(11) 3028-2280	danilo.ruza@netshoes.com
FIELD 5.3 PERSON IN CHARGE OF PAYMENTS:
Name:	Telephone:	E-mail:
Danilo Ruza	(11)3028-2280	danilo.ruza@netshoes.com
Address to deliver the invoice:
Rua Vergueiro, 961
CEP:	City:	State:
01504-000	São Paulo	SP

FIELD 6

CONDITIONS

The undersigned Client agrees with the commercial and technical conditions set out in the Order and Proposal that are an integral part thereof for a term of twelve (12) months.

This instrument is governed by the Host Agreement available on http://download.uol.com.br/uoldiveo/contratos/12 alteração—Contrato Padrão IDC UOL DIVEO—arquivado em 09.08.16,- registro n 5.303.290—Ago16.pdf and filed with the 4th Registry of Titles and Documents of São Paulo, the contents of which the CLIENT represents to be aware of and agrees with in full.

1.        All prices set out in Field 2 hereof are net of taxes (including PIS, COFINS, ISS and ICMS), which shall be added at the time of billing to the tax rates then in force.

FIELD 7 AUTHORIZED SIGNATURES
Place/Date: São Paulo, October 21, 2016.
UOL DIVEO TECNOLOGIA LTDA.
Signatures: /s/ Siomar de Almeida Torres	Signatures: /s/ Rogildo Torquato Landim
Name: Siomar de Almeida Torres	Name: Rogildo Torquato Landim
Title: Chief Financial Officer	Title: CEO – UOL DIVEO
R.G. 19.713.792	R.G. 15.215.531-4
NS2.COM INTERNET S/A
Signatures: /s/ Marcio Kumruian	Signatures: /s/ Graciela Tanaka
Name: Marcio Kumruian	Name: Graciela Tanaka
Title:	Title:
FIELD 8 WITNESSES
Signatures: /s/ Mariana Veridiano Rocha Kyrillos	Signatures:
Name: Mariana Veridiano Rocha Kyrillos	Name:
Title: Accounts Executive RG. 30.597.638-2 / CPF.: 299.400.198-58 UOL DIVEO LTDA.	Title:

EXHIBIT I – TECHNICAL SPECIFICATION FOR THE COLOCATION SERVICE

1.	UOL DIVEO shall make available to grant access to the internal areas of the DC an enabled electronic card per person. Such card is property of UOL DIVEO and shall be returned upon termination of the visitation time.

2.	The security of UOL DIVEO shall be promptly informed of theft, loss or damage to the electronic card in order for such card to be disabled. UOL DIVEO disclaims any responsibility for improper use of such card, even undue access to the equipment of CLIENT and other colocations. Replacement of the card shall cost R$15.00.

3.	The CLIENT shall notify UOL DIVEO of any significant addition or removal of equipment (i.e., shelves or racks). Installations and removals shall be approved and coordinated by the UOL DIVEO local management.

Space Specifications

4.	The CLIENT shall not put at risk the Colocation Service or damage the property of other placed UOL DIVEO CLIENTS, the landlord or any other third party or parties in any way.

5.	The CLIENT shall take all due precautions to protect common property of UOL DIVEO and the landlord, in addition to any nearby equipment owned by other clients or third parties. This includes protecting the floor, walls and telecommunication equipment while moving equipment and notifying UOL DIVEO of any major equipment rearrangement, drilling, etc.

6.	The CLIENT shall follow the good maintenance practices. All waste shall be disposed of on a daily basis at the expense of the CLIENT. Any waste or empty boxes not disposed of by the CLIENT shall be subject to be removed by UOL DIVEO with any associated collection to be borne by the CLIENT.

7.	Nothing shall be stored outside the designated rack area. A minimum corridor distance of 75cm shall be kept in the front and in the back of the equipment.

8.	Hazardous material may not be stored in the fuel area.

9.	All equipment shall be installed within the designated rack area or cabinet.

10.	Cabling between racks within the CLIENT area, as well as patch cords (connection cables between connection panels and the equipment of the CLIENT) shall be provided by the CLIENT.

11.	The CLIENT is responsible for power cable ends and DC signal on its Equipment.

12.	The CLIENT shall follow regular standards of the telecommunications industry regarding the installation and removal of the equipment in one central office environment. The standards of UOL DIVEO shall be followed for connection of the cables interfacing with UOL DIVEO. All installations are subject to approval by UOL DIVEO.

13.	Permanent use of extenders is not allowed.

14.	All local, state and federal laws shall be complied with. Local labor union laws, especially AC electric work, shall be followed accordingly. General building maintenance rules shall also be complied with.

15.	The CLIENT shall follow UOL DIVEO access procedures, in addition to any other procedures required by the owner or holder of the Sites, at all times. The CLIENT shall coordinate its first visit to a certain site of UOL DIVEO with the operations department of UOL DIVEO upon at least five (5) day prior notice. For all subsequent entries, the CLIENT shall follow the procedure described below:

16.	Closed racks shall be electronically monitored during the visits.

17.	Access to the colocation area shall occur upon compliance with all security protocols, namely:

(c1) holding and use of a valid electronic card provided to the CLIENT;

(c2) awareness of a numeric password corresponding to the card (c1);

(c3) previous registration of the name and ID card, which shall be checked at the visit.

18.	The CLIENT undertakes to inform UOL DIVEO in writing about all details of new personnel with authorized access to the colocation area, as well as the exclusion of any other individuals.

19.	UOL DIVEO reserves the right, with no prior consent of the CLIENT, which shall be registered however, to grant access to technicians of UOL DIVEO for security checks and compliance with contractual clauses.

20.	In the event UOL DIVEO notifies the CLIENT in writing of a violation of the aforementioned rules, or any other situation or satisfaction of UOL DIVEO and with a proposed termination date. UOL DIVEO may grant additional time at its sole discretion. If the problems is not solved within three days or the time agreed, whichever is longer, UOL DIVEO shall have the option of (i) fixing the problem at the expense of the CLIENT, or (ii) terminate the Purchase Order/Agreement which is applicable and disconnect the power and signal connections of the CLIENT equipment.

21.	Extreme security violations or conditions representing an immediate threat to the safety of UOL DIVEO employees or the public, interfering with the performance of the service obligations of UOL DIVEO or representing an immediate threat to the physical integrity of the UOL DIVEO facilities shall be immediately fixed by UOL DIVEO with no prior notice to the CLIENT. UOL DIVEO shall be subject to no responsibility for taking such action regarded as necessary for the specific purpose of curing such violations or conditions, including, without limitation, any damage to the Equipment or any interruption to the Colocation Service. Fixings by UOL DIVEO shall be at the expense of the CLIENT and charged to the CLIENT in accordance with the UOL DIVEO fee then in force.

22.	EMERGENCY TELEPHONE NUMBERS/EQUIPMENT RELOCATION: UOL DIVEO shall be entitled to enter any Space, at any time, for the purpose of inspecting it. The CLIENT shall provide UOL DIVEO with a telephone number whereby it may contact it 24/7 (Field 9.2—Purchase Order/Agreement), in order to allow UOL DIVEO to notify it and solve any problems relating to each Colocation Purchase Order. In addition, the CLIENT shall provide such number at visible place on the Equipment installed at the Space.

23.	UOL DIVEO further reserves the right, at any time during the Term of the Colocation Service relating to any Space, or during any renewal period thereof, to require that the CLIENT relocates the Equipment to another Space at the same Site, which shall provide comparable environmental conditions and accessibility to the Equipment, provided that this is done upon thirty (30) day prior written notice. In cases of emergency, the notice time referred to in this item may be reduced to a time that may be reasonable under the circumstances.

24.	CONDUCT AT THE SPACE AND SITES: The CLIENT shall comply with all basic conduct rules set out by UOL DIVEO and any holder or owner of each Site or Space. Such rules include, without limitation, prohibition to smoke at the Spaces and Sites. In addition, the CLIENT is required to keep each Site and Space in proper safety and cleaning conditions, which includes, without limitation, keeping duly stored or removing any hazardous substances, waste and/or pollutants, at any place and any Space or within any Site.

EXHIBIT II – Colocation Service Level Warranties (SLA)

1.1.	UOL DIVEO shall keep annual colocation availability of 99.9%. The minimum annual Colocation is defined as the availability of the UOL DIVEO network and the electric power during the period of one year. The annual Colocation availability shall be assessed on a monthly basis. The monthly availability of the Colocation service is defined as the availability of the UOL DIVEO network and the electric power during the period of one month. The minimum monthly availability of the service shall vary depending on the number of days in the month.

1.1.1.	Electric power in alternated current shall be provided by means of two independent lines or circuits. In order to enjoy such redundancy, and, consequently, the minimum annual availability of the Colocation services, the CLIENT shall provide equipment with at least two sources of electric supply contemplating active redundancy.

1.2.	In case UOL DIVEO fails to keep monthly availability of the Colocation service of at least 99.9%, in any month, the CLIENT may request in the month during which UOL DIVEO has failed to reach its minimum service commitment credit to be applied on the monthly tariff relating to the affected service, according to the table below:

Actual Availability of the Monthly Service	Credit Percentage in the Monthly Invoice

99.80% to 99.89%	5% (R$ 1.000 maximum)

99.40% to 99.79%	10% (R$ 2.000 maximum)

97.50% to 99.39%	20% (R$ 3.000 maximum)

95.00% to 97.99%	30% (R$6.000 maximum)

Below 95.00%	50% (R$10.000 maximum)

1.3.	SLA Credits shall not be granted in the following months:

1.3.1.	Scheduled Maintenance. Interruptions scheduled by UOL DIVEO for purposes of preventive and/or corrective maintenance of the services set out in this Agreement. Definition of Scheduled Maintenance: Scheduled Maintenance means any maintenance of the UOL DIVEO Internet Data Center where the CLIENT service is located, provided that the CLIENT is advised of such preventive maintenance 48 hours in advance, and that it is carried out from 2a.m. to 6a.m., local time, or at any time, provided that this is previously agreed upon by UOL DIVEO and the CLIENT. UOL DIVEO shall inform the CLIENT of the need for Scheduled Maintenance by telephone, e-mail or fax.

1.3.2.	Unavailability of the network or electric power due to Scheduled Maintenance or any unavailability resulting from circuits or infrastructure of the CLIENT, applications of the CLIENT, applications or equipment of the CLIENT or any use or user authorized by the CLIENT, or halts scheduled by the CLIENT.

1.3.3.	Whenever the CLIENT prevents UOL DIVEO from having access to places where the equipment is located for any reason, thus delaying the provision of the services.

1.4.	UOL DIVEO reserves the right to amend this SLA from time to time. The CLIENT shall be notified at least thirty (30) days in advance of any amendment to this SLA. Provided that such amendment to the SLA results in significant reduction of the SLA, or credits, the CLIENT may terminate this Agreement with no penalty, provided that it informs UOL DIVEO within thirty (30) days after receiving notice of the proposed amendment to the SLA. UOL DIVEO reserves the right to withdraw the proposed amendment to the SLA in case the CLIENT rejects the proposed amendment.

1.5.	Process to Request Service Credits: in the event the CLIENT notifies UOL DIVEO of unavailability of the service, and UOL DIVEO sets out that such unavailability has not been due to causes beyond the control of UOL DIVEO, and that, therefore, it should be counted as the total monthly unavailability, the service unavailability period shall be counted in the total unavailability for the monthly period. Credits may be used only to abate the amount of the recurring monthly tariff for services only, and may not be used to abate any single options, tariffs or fees that the CLIENT has incurred. CLIENTS with multiple servers and/or services may receive credit only for services where the SLA has not been complied with.

1.6.	The CLIENT shall request credit within a period of thirty (30) days from the end of the month in which the unavailability occurred, and for which the credit would be applicable.

1.7.	The amount of the credit shall be applicable within two collection cycles after request of the credit approved by UOL DIVEO.

1.8.	UOL DIVEO is the only one authorized to assess the merits of request for credit under this agreement. UOL DIVEO records shall be the basis to calculate the unavailability of the service and arising credits.

1.9.	This SLA sets out the only resources that the CLIENT holds relating to the service, as set forth in this Agreement.

EXHIBIT III – MANAGED SECURITY SERVICE

For the provision of such security services, the clauses listed below shall be effective. In case of contradiction between the clauses below and the clauses of such Agreement, the clauses below shall read as follows:

SECTION – OBLIGATIONS OF THE CLIENT

1.1	Without prejudice to the other obligations set forth in this Agreement, the CLIENT undertakes to:

1.1.1	Provide in writing all technical details that may be requested by UOL DIVEO, including, without limitation, specific, detailed information on the Protected Environment and the size and setup required in order for the engaged services to meet the needs of its business and its activities, as well as other information that may be regarded as relevant and/or useful for the provision of the Services, and inform UOL DIVEO of any required changes.

1.1.2	Keep the Protected Environment working under the conditions informed to UOL DIVEO, and ensure that the Access Conditions of UOL DIVEO to the Protected Environment are maintained during the entire term of this Agreement and for the same periods as agreed for the Service Unavailability, and inform UOL DIVEO forty-eight (48) hours in advance for its prior approval of any and all changes in the Protected Environment that may affect the Access Conditions and/or the provision of the Services, under penalty of releasing UOL DIVEO from any responsibility for the services engaged hereunder.

1.1.3	Cooperate with UOL DIVEO in all matters and issues relating to the provision of the Services, and enforce in the maintenance of the Protected Environment the procedures that are recommended by UOL DIVEO in order to attain the Services using the Services, in particular the engaged Resources, in accordance with the recommendations and directions of UOL DIVEO.

1.1.4	Grant UOL DIVEO access to the physical facilities where the Protected Environment is located, as well as the respective equipment, systems and databases, in case such access is required to provide the Services, and allow, when applicable, the installation of the equipment of UOL DIVEO in its facilities.

1.1.5	Install in its Protected Environment and keep operating the software licensed by UOL DIVEO, in case the Services include licensing of such software.

1.1.6	Provide all required physical and logic infrastructure requested by UOL DIVEO to implement and operate the engaged Services, and carry out maintenance and support of the licenses and assets whenever these are owned thereby, except as otherwise set forth in the Technical Proposal.

1.1.7	Take responsibility for legal compliance of its IT infrastructure by releasing UOL DIVEO from any responsibility for data, files, software, systems and contents of the Protected Environment that have not been supplied by UOL DIVEO, as well as activities carried out by the CLIENT and/or third parties upon use of the Protected Environment or any security failures of the Protected Environment arising from any noncompliance with laws existing in the client’s IT infrastructure.

1.1.8	Keep an updated list on the client website of all users of the CLIENT with access to tools/software supplied by UOL DIVEO and the professionals in charge of all technical matters, and review such list from time to time, and further inform UOL DIVEO whenever a user access needs changes of rights or revocation.

1.1.9	Take responsibility for the storage and maintenance of user identification details, access records or use records (also called log files) relating to the Protected Environment, as well as any supply of such data if required by the applicable law or by court order.

1.1.10	Take responsibility for rendering formal any and all setup requests and/or changes in rules and/or equipment setup by means of Service Desk calls provided by UOL DIVEO.

1.1.11	Request and/or inform UOL DIVEO of any changes in the scope of the Protected Environment impacting the use of the licenses. Any penalty or fine that may be imposed by the licensing company on UOL DIVEO, in case the applicable rules are not complied with by the CLIENT may be passed on by UOL DIVEO to the CLIENT, provided that fault of the CLIENT is demonstrated.

SECTION – LEGAL COMPLIANCE OF THE PROTECTED ENVIRONMENT

1.2	The CLIENT is and shall be the only party responsible for legal compliance of the Protected Environment and UOL DIVEO shall have no obligation to inspect and/or take responsibility for data, files, software, systems and contents of the Protected Environment of the CLIENT that have not been provided by UOL DIVEO, as well as any activities performed by the CLIENT and/or third parties with the use of the Protected Environment.

1.3	Whatever the modality engaged to provide the services, the CLIENT agrees to comply with all local, domestic and international laws and regulations governing the use of the Protected Environment, and refrain from: (i) illegal purposes; (ii) keeping data, files, software, systems and contents to which it does not have the right to use and/or that are regarded for any reason in violation of the laws; (iii) using the Protected Environment or allowing it to be used in order to gain unauthorized access to equipment, systems, networks and/or data of third parties (hacker), and also to distribute and submit messages to entities that have not expressly requested such messages (also known in the market as spamming); (iv) using the Protected Environment for any other purpose that may be in violation of good information security practices existing in the market, or that, whether or not intentionally, may cause losses or failures to third parties or UOL DIVEO itself; (v) taking any actions or making any use through the Protected Environment that may be in violation of the Acceptable Use Policy (PUA) of UOL DIVEO, as provided by UOL DIVEO on its website at http://www.uoIdiveo.com.br/politica-de-uso.html.

1.4	At any time, in case it verifies noncompliance by the CLIENT with the provisions of this Section, UOL DIVEO may inform that fact to the CLIENT and suspend the provision of the Services until the CLIENT ceases such noncompliance and demonstrates to UOL DIVEO compliance of the Protected Environment with the applicable laws, provided further that the provisions of Section 7.2 below shall be observed.

SECTION – CONFIDENTIALITY

1.5	Under this Agreement, the parties may gain access or receive from the other party confidential information and data (“Confidential Information”) and that, in general, are not known by the general public, including, without limitation, technical, commercial, financial, legal or other data or information, including, without limitation, trade secrets, know-how and information relating to technology, customers, business plans, promotional activities and/or commercialization, economic, finance and other business information and data, which may be appear in various materials, such as drawings, models, data, specifications, reports, compilations, computer software, formulas, patents, financial and economic spreadsheets, customer and supplier information, existing or potential, agreements, products that may exist now or be created in the future and other materials that may have been obtained or are known before or after the term of effectiveness of this Agreement, including also any and all information provided orally.

1.6	Neither party may disclose the Confidential Information to any person without the written consent of the Disclosing Party, except to the employees, contractors or suppliers and/or affiliates of the Receiving Party that may have a demonstrated need to know any such Confidential Information for purposes of performing this Agreement, and any such persons receiving the Confidential Information shall be subject to the confidentiality obligations set forth herein.

1.7	The Parties shall not use or allow others to use any such Confidential Information for any purposes other than those for which they have been disclosed, and the parties further undertake to keep with its employees and workers involved in the operation and performance of the Services a non-disclosure agreement ensuring compliance with the provisions hereof.

1.8	The CLIENT and UOL DIVEO agree that neither Party shall make any public or private representations, comments or notices, in any way, oral or in writing by electronic means that are demeaning or harmful to the goodwill and reputation of the other party and/or its products and/or services, as well as their respective employees, officers and/or directors, in particular in the event of any attack or other event that may expose the vulnerability of the Protected Environment.

SECTION – GENERAL PROVISIONS

1.9	The Services shall be provided by UOL DIVEO in accordance with the best techniques available in the market, in accordance with the Service Level and Resources engaged, as defined in the Technical Proposal and the respective Service Order. The CLIENT hereby acknowledges and represents that it is aware that the services shall be provided by UOL DIVEO for the purpose of managing the risks which the Protected Environment is exposed to. However, it is impossible to eliminate such risks, including attacks and/or other events that may render vulnerable the Protected Environment. For this reason, THE PARTIES ACKNOWLEDGE AND REPRESENT THAT UOL DIVEO DOES NOT ASSUME UNDER THIS AGREEMENT ANY OBLIGATION THAT MAY BE REGARDED AS AN OBLIGATION OF RESULTS, AND THUS UOL DIVEO SHALL NOT WARRANT OR OBJECTIVELY RESPOND FOR THE INVIOLABILITY, INTEGRITY AND/OR AVAILABILITY OF ANY PIECES OF EQUIPMENT, TOOLS, DATA, INFORMATION, CONTENTS, SOFTWARE, SYSTEMS AND/OR NETWORKS OF THE CLIENT OR THAT MAY FORM ITS PROTECTED ENVIRONMENT.

1.10	The responsibility of either Party shall be limited to the events of willful, demonstrated noncompliance with the obligations undertaken under this Agreement.

1.11	In the event of noncompliance by UOL DIVEO with the conditions engaged for the Service Levels and/or for the Availability of Services, as defined in the Technical Proposal, for sole, demonstrated fault of UOL DIVEO, the CLIENT shall be entitled to a proportional discount in the price corresponding to the month in which noncompliance is verified, as compensation.

1.12	As losses and damages, loss of profit and/or direct damages incurred under this Agreement, neither party shall be responsible for paying indemnification in an amount in excess of the sum of the twelve (12) monthly installments previously to the fact triggering the event.

1.13	The CLIENT and UOL DIVEO agree that neither Party may make any public or private representations, comments or communications in any way, in writing or electronically, which has a demeaning or harmful nature and reputation of the other party and/or its products and/or services, as well as its respective employees, officers and/or directors, in particular in the event of any attacks or events that may render the Protected Environment vulnerable.

1.14	The CLIENT shall refrain from using for any purpose the name, trademarks and/or any other intellectual property assets of UOL DIVEO, except if the use is previously and expressly authorized in writing by UOL DIVEO, in which event such use shall be restricted to the terms so authorized by UOL DIVEO.

1.14.1	At its sole discretion, UOL DIVEO may authorize the CLIENT to use in the Protected Environment an image file consisting of a protection seal or certificate to be exclusively provided by UOL DIVEO, which may only be used by the CLIENT in accordance with the standards and restrictions set out and published by UOL DIVEO. At any time and irrespective of any justification, UOL DIVEO may change such standards and restrictions, and revoke the authorization in order for the CLIENT to use such protection seal or certificate, in which event the CLIENT shall demonstrate to UOL DIVEO that it immediately ceased such use. The CLIENT understands and acknowledges that the provision of such protection seal or certificate does not and shall not be understood as guarantee of full and/or absolute protection of the Protected Environment, as set forth in the Confidentiality Clause.”

EXHIBIT IV – Service Level Agreement

Activity	Item

Monitoring and management of assets of the MSS services engaged	24x7x365

Availability of the Datacenter	99.90%

Availability of the Client Panel	99.50% (excluding operational technical windows)

Incident warning notice	30 minutes (after being detected by the SOC monitoring)

Initial action in case of Incident	20 minutes (after being detected by the SOC monitoring)

Service Requests (Information, Analyses and Changes in Policies)	48 hours after opening a call, except when a maintenance window is required.

Change and inclusion of attack acknowledgement signatures	08 hours after release of updates by the manufacturer, subject to approval by UOLDIVEO

Working Hours for Service Requests	Monday to Friday, from 9a.m. to 6p.m. (calls opened outside such hours will be answered on the next business day)

Service Request Opening Hours	24x7x365

Assistance Time for incidents	24x7x365

Service statistics and indexes	Client Panel

Root Cause Analysis Report	Issued on demand, limited to 01 report/month (request to occur within one (1) week after closing the incident)

Stabilization Period (SLO)	Three months (after startup)

Changes in the environment made by the client that may impact the services engaged	Inform forty-eight (48) hours in advance

Interruptions scheduled by UOLDIVEO for preventive and/or corrective maintenance	Client to be informed forty-eight (48) hours in advance.

Assistance Times: Monday to Friday, from 9a.m. to 6p.m.

•       To open regular calls and claims;

•       Calls opened outside these hours will be answered on the next business day;

Description:

•       Incident Warning Notice: client to be notified within 30 minutes after detection, and then mitigation actions will be taken;

•       Start action in case of incident: time required to start reviewing and treating incidents (attacks, explore vulnerabilities, among others) that may be impacting the client environment;

•       Service requests: requests submitted by the client, such as, for instance, information, requests for reviews and setup changes;

•       Change and inclusion of attack acknowledgement signatures: periodic signatures provided by the manufacturer to be approved by MSS UOLDIVEO in order to prevent any instabilities or risks to the protection services provided;

•       Service statistics and indexes: all main statistics and indexes of the service provided will be available and may be accessed through the Client Panel;

•       Root Cause Report: issued only on demand of the client within five (5) business days after closing the incident. To be requested within one (1) week after closing the incident, limited to 1 report/month. Submit a review of the occurrence, actions taken and possible factors triggering it;

•       Stabilization Period: time elapsed after the service being activated and delivered to the SOC, as required for alignment and adjustments to the processes between the Client and MSS UOLDIVEO will be assessed during the SLA’s period. However, penalties or fines will not be imposed.

Emergency Maintenance:

•       Occur whenever problems leading to instability or unavailability of Services are identified, where UOLDIVEO will use its best resources to resolve them as soon as possible, with few impacts;

•       During the emergency maintenance, the main point of contact of the affected Client will receive notice thirty (30) minutes before the start of the emergency maintenance, and 30 minutes after completion.

UOL DIVEO

COLLOCATION—IP BUSINESS

PURCHASE ORDER/AGREEMENT No. 16-03869

FIELD 1 INFORMATION OF THE PARTIES
CONTRACTOR
Corporate Name: UOL DIVEO TECNOLOGIA LTDA.
CNPJ: 01.588.770/0011-31	I.E.: 115.313.065.111 (central)
Address: Alameda Glete, 700 – 2nd floor, Campos Eliseos		City: São Paulo
State: São Paulo	Postal Code 01215-001	Telephone: 0800 160 066
CLIENT
Corporate Name: NS2.COM INTERNET S/A
CNPJ: 09.339.936/0001-16		I.E.: 149.996.138.112
Address: Rua Vergueiro, 961		City: São Paulo
State: SP	Postal Code: 01504-000	Telephone: (11) 3028-2280
FIELD 2 COMMERCIAL CONDITIONS
Total Monthly Amount (R$) 111,046.80
Monthly Colocation Amount (R$) 31,936.81		Preparatory Fee (R$) 0.00
Monthly Access Provision Amount (R$) 49,623.93		Additional GB Amount – Access Provision (R$) 65.00
Electric power cost installment (R$) 29,486.06		Backup Excess Gbyte Amount (R$) 5.00

FIELD 3

COMMERCIAL REMARKS

1.1      For the implementation of the engaged scope, the CLIENT shall pay UOL DIVEO the amount of the Preparatory Fee set forth in Field 2 of this “Purchase Order” within thirty (30) days from the date of execution of the Agreement/Purchase Order.

1.1.1. In the event the implementation is not actually achieved for reasons attributable to UOL DIVEO, the CLIENT shall be entitled to be refunded the full amount paid.

1.1.2. In the event the implementation is not actually achieved for reasons attributable to CLIENT, UOL DIVEO shall be entitled to a penalty of fifty percent (50%) on the Preparatory Fee, and UOL DIVEO may withhold any amounts paid to offset the penalty, and UOL DIVEO shall refund to the CLIENT any amounts in the event the amount paid has exceeded 50% of the amount set forth in the “Preparatory Fee”.

1.1.3. No other amount in addition to those set forth in Section 1.1.2 above shall be due from one party to the other by virtue of failure to implement.

1.2      By virtue of compliance with additional solutions taken by the CLIENT, in addition to the previously defined scope, the Preparatory Fee may vary in accordance with the investments and funds to be made available by UOL DIVEO.

1.3      Monthly installments shall be billed as follows:

1.3.1  The first (1st) monthly installment shall be billed on a pro rata basis due on the tenth (10th) day of the month following that of the delivery of the engaged Solution, in whole or in part, as agreed by the Parties.

1.3.2  The second (2nd) monthly installment and any others that may be due until completion of the term of effectiveness of the Agreement shall be billed by the twentieth (20th) day and due on the second (2nd) day of the subsequent month.

1.4      For products with variable fee, the monthly installment amount may change according to the actual use of the resources listed and the amounts set out in the Purchase Order.

1.5      The technical characteristics, quantities and options are described in the exhibits below, and also in the TECHNICAL PROPOSAL UOL DIVEO OPT-16/15809-G, which duly initialed by the Parties becomes an integral part of this Agreement.

EXHIBIT I – COLLOCATION SERVICE LEVEL (SLA) WARRANTIES

EXHIBIT II – MANAGED SECURITY SERVICE

EXHIBIT III – SERVICE LEVEL AGREEMENT (MANAGED SECURITY SERVICE)

1.6      This Purchase Order/Agreement cancels and supersedes Services Agreement No. 153329-01 and the respective amendments thereto.

1.7      The Parties agree that the monthly installment of the engaged services, taxes included, on the date of execution hereof, is comprised as follows:

Total Monthly Amount (R$) 125,234.28

Total Monthly Colocation (R$) 36,166.19

Monthly Access Provision Amount (R$) 54,682.01

Electric power cost installment (R$) 34,386.08

(*) In case the modality of the 95 percentile in the access provision, the additional Mbps amount shall be in excess of 15% of the franchise Mbps amount.

FIELD 4 UOL DIVEO WEBSITE
Itaim Bibi ( )	Tamboré ( )	Glete (X)
FIELD 5 CLIENT CONTACT DETAILS
FIELD 5.1 PERSON IN CHARGE OF COMMERCIAL ASPECTS:
Name:	Telephone:	E-mail:
Danilo Ruza	(11) 3028-2280	danilo.ruza@netshoes.com
FIELD 5.2 PERSON IN CHARGE OF TECHNICAL ASPECTS:
Name:	Telephone:	E-mail
Danilo Ruza	(11) 3028-2280	danilo.ruza@netshoes.com
FIELD 5.3 PERSON IN CHARGE OF PAYMENTS:
Name:	Telephone:	E-mail:
Danilo Ruza	(11) 3028-2280	danilo.ruza@netshoes.com
Address to deliver the invoice:
Rua Vergueiro, 961
CEP:	City:	State:
01504-000	São Paulo	SP
FIELD 6 CONDITIONS

The undersigned Client agrees with the commercial and technical conditions set out in the Order and Proposal that are an integral part thereof for a term of twelve (12) months.

This instrument is governed by the Host Agreement available on http://download.uol.com.br/uoldiveo/contratos/12_alteração—Agreement Padrão IDC UOL DIVEO—arquivado em 09.08.16_-_registro_n_5.303.290_-_Ago16.pdf and filed with the 4th Registry of Titles and Documents of São Paulo, the contents of which the CLIENT represents to be aware of and agrees with in full.

1.        All prices set out in Field 2 hereof are net of taxes (including PIS, COFINS, ISS and ICMS), which shall be added at the time of billing to the tax rates then in force.

FIELD 7 AUTHORIZED SIGNATURES
Place/Date: São Paulo, October 21, 2016.
UOL DIVEO TECNOLOGIA LTDA.
Signatures: /s/ Siomar de Almeida Torres	Signatures: /s/ Rogildo Torquato Landim
Name: Siomar de Almeida Torres	Name: Rogildo Torquato Landim
Title: Chief Financial Officer	Title: CEO – UOL DIVEO
R.G. 19.713.792	R.G. 15.215.531-4
NS2.COM INTERNET S/A
Signatures: /s/ Marcio Kumruian	Signatures: /s/ Graciela Tanaka
Name: Marcio Kumruian	Name: Graciela Tanaka
Title:	Title:
FIELD 8 WITNESSES
Signatures: /s/ Mariana Veridiano Rocha Kyrillos	Signatures:
Name: Mariana Veridiano Rocha Kyrillos	Name:
Title: Accounts Executive RG: 30.597.638-2 / CPF.: 299.400.198-58 UOL DIVEO LTDA.	RG:

EXHIBIT I – Colocation Service Level Warranties (SLA)

1.1.	UOL DIVEO shall keep annual collocation availability of 99.9%. The minimum annual Colocation is defined as the availability of the UOL DIVEO network and the electric power during the period of one year. The annual Colocation availability shall be assessed on a monthly basis. The monthly availability of the Colocation service is defined as the availability of the UOL DIVEO network and the electric power during the period of one month. The minimum monthly availability of the service shall vary depending on the number of days in the month.

1.1.1.	Electric power in alternated current shall be provided by means of two independent lines or circuits. In order to enjoy such redundancy, and, consequently, the minimum annual availability of the Colocation services, the CLIENT shall provide equipment with at least two sources of electric supply contemplating active redundancy.

1.2.	In case UOL DIVEO fails to keep monthly availability of the Colocation service of at least 99.9%, in any month, the CLIENT may request in the month during which UOL DIVEO has failed to reach its minimum service commitment credit to be applied on the monthly tariff relating to the affected service, according to the table below:

Actual Availability of the Monthly Service	Credit Percentage in the Monthly Invoice

99.80% to 99.89%	5% (R$1.000 maximum)

99.40% to 99.79%	10% (R$2.000 maximum)

97.50% to 99.39%	20% (R$3.000 maximum)

95.00% to 97.99%	30% (R$6.000 maximum)

Below 95.00%	50% (R$10.000 maximum)

1.3.	SLA Credits shall not be granted in the following months:

1.3.1.	Scheduled Maintenance. Interruptions scheduled by UOL DIVEO for purposes of preventive and/or corrective maintenance of the services set out in this Agreement. Definition of Scheduled Maintenance: Scheduled Maintenance means any maintenance of the UOL DIVEO Internet Data Center where the CLIENT service is located, provided that the CLIENT is advised of such preventive maintenance 48 hours in advance, and that it is carried out from 2 a.m. to 6 a.m., local time, or at any time, provided that this is previously agreed upon by UOL DIVEO and the CLIENT. UOL DIVEO shall inform the CLIENT of the need for Scheduled Maintenance by telephone, e-mail or fax.

1.3.2.	Unavailability of the network or electric power due to Scheduled Maintenance or any unavailability resulting from circuits or infrastructure of the CLIENT, applications of the CLIENT, applications or equipment of the CLIENT or any use or user authorized by the CLIENT, or halts scheduled by the CLIENT.

1.3.3.	Whenever the CLIENT prevents UOL DIVEO from having access to places where the equipment is located for any reason, thus delaying the provision of the services.

1.4.	UOL DIVEO reserves the right to amend this SLA from time to time. The CLIENT shall be notified at least 30 days in advance of any amendment to this SLA. Provided that such amendment to the SLA results in significant reduction of the SLA, or credits, the CLIENT may terminate this Agreement with no penalty, provided that it informs UOL DIVEO within thirty (30) days after receiving notice of the proposed amendment to the SLA. UOL DIVEO reserves the right to withdraw the proposed amendment to the SLA in case the CLIENT rejects the proposed amendment.

1.5.	Process to Request Service Credits: in the event the CLIENT notifies UOL DIVEO of unavailability of the service, and UOL DIVEO sets out that such unavailability has not been due to causes beyond the control of UOL DIVEO, and that, therefore, it should be counted as the total monthly unavailability, the service unavailability period shall be counted in the total unavailability for the monthly period. Credits may be used only to abate the amount of the recurring monthly tariff for services only, and may not be used to abate any single options, tariffs or fees that the CLIENT has incurred. CLIENTS with multiple servers and/or services may receive credit only for services where the SLA has not been complied with.

1.6.	The CLIENT shall request credit within a period of 30 days from the end of the month in which the unavailability occurred, and for which the credit would be applicable.

1.7.	The amount of the credit shall be applicable within two collection cycles after request of the credit approved by UOL DIVEO.

1.8.	UOL DIVEO is the only one authorized to assess the merits of request for credit under this agreement. UOL DIVEO records shall be the basis to calculate the unavailability of the service and arising credits.

1.9.	This SLA sets out the only resources that the CLIENT holds relating to the service, as set forth in this Agreement.

EXHIBIT II – MANAGED SECURITY SERVICE

For the provision of such security services, the clauses listed below shall be effective. In case of contradiction between the clauses below and the clauses of such Agreement, the clauses below shall read as follows:

SECTION – OBLIGATIONS OF THE CLIENT

1.1	Without prejudice to the other obligations set forth in this Agreement, the CLIENT undertakes to:

1.1.1	Provide in writing all technical details that may be requested by UOL DIVEO, including, without limitation, specific, detailed information on the Protected Environment and the size and setup required in order for the engaged services to meet the needs of its business and its activities, as well as other information that may be regarded as relevant and/or useful for the provision of the Services, and inform UOL DIVEO of any required changes.

1.1.2	Keep the Protected Environment working under the conditions informed to UOL DIVEO, and ensure that the Access Conditions of UOL DIVEO to the Protected Environment are maintained during the entire term of this Agreement and for the same periods as agreed for the Service Unavailability, and inform UOL DIVEO forty-eight (48) hours in advance for its prior approval of any and all changes in the Protected Environment that may affect the Access Conditions and/or the provision of the Services, under penalty of releasing UOL DIVEO from any responsibility for the services engaged hereunder.

1.1.3	Cooperate with UOL DIVEO in all matters and issues relating to the provision of the Services, and enforce in the maintenance of the Protected Environment the procedures that are recommended by UOL DIVEO in order to attain the Services using the Services, in particular the engaged Resources, in accordance with the recommendations and directions of UOL DIVEO.

1.1.4	Grant UOL DIVEO access to the physical facilities where the Protected Environment is located, as well as the respective equipment, systems and databases, in case such access is required to provide the Services, and allow, when applicable, the installation of the equipment of UOL DIVEO in its facilities.

1.1.5	Install in its Protected Environment and keep operating the software licensed by UOL DIVEO, in case the Services include licensing of such software.

1.1.6	Provide all required physical and logic infrastructure requested by UOL DIVEO to implement and operate the engaged Services, and carry out maintenance and support of the licenses and assets whenever these are owned thereby, except as otherwise set forth in the Technical Proposal.

1.1.7	Take responsibility for legal compliance of its IT infrastructure by releasing UOL DIVEO from any responsibility for data, files, software, systems and contents of the Protected Environment that have not been supplied by UOL DIVEO, as well as activities carried out by the CLIENT and/or third parties upon use of the Protected Environment or any security failures of the Protected Environment arising from any noncompliance with laws existing in the client’s IT infrastructure.

1.1.8	Keep an updated list on the client website of all users of the CLIENT with access to tools/software supplied by UOL DIVEO and the professionals in charge of all technical matters, and review such list from time to time, and further inform UOL DIVEO whenever a user access needs changes of rights or revocation.

1.1.9	Take responsibility for the storage and maintenance of user identification details, access records or use records (also called log files) relating to the Protected Environment, as well as any supply of such data if required by the applicable law or by court order.

1.1.10	Take responsibility for rendering formal any and all setup requests and/or changes in rules and/or equipment setup by means of Service Desk calls provided by UOL DIVEO.

1.1.11	Request and/or inform UOL DIVEO of any changes in the scope of the Protected Environment impacting the use of the licenses. Any penalty or fine that may be imposed by the licensing company on UOL DIVEO, in case the applicable rules are not complied with by the CLIENT may be passed on by UOL DIVEO to the CLIENT, provided that fault of the CLIENT is demonstrated.

SECTION – LEGAL COMPLIANCE OF THE PROTECTED ENVIRONMENT

1.2	The CLIENT is and shall be the only party responsible for legal compliance of the Protected Environment, and UOL DIVEO shall have no obligation to inspect and/or take responsibility for data, files, software, systems and contents of the Protected Environment of the CLIENT that have not been provided by UOL DIVEO, as well as any activities performed by the CLIENT and/or third parties with the use of the Protected Environment.

1.3	Whatever the modality engaged to provide the Services, the CLIENT agrees to comply with all local, domestic and international laws and regulations governing the use of the Protected Environment, and refrain from: (i) engaging in any activities deemed unlawful, not permitting the Protected Environment to be used for illegal purposes; (ii) keeping data, files, software, systems and contents to which it does not have the right to use and/or that are regarded for any reason in violation of the laws; (iii) using the Protected Environment or allowing it to be used in order to gain unauthorized access to equipment, systems, networks and/or data of third parties (hacker), and also to distribute and submit messages to entities that have not expressly requested such messages (also known in the market as spamming); (iv) using the Protected Environment for any other purpose that may be in violation of good information security practices existing in the market, or that, whether or not intentionally, may cause losses or failures to third parties or UOL DIVEO itself; (v) taking any actions or making any use through the Protected Environment that may be in violation of the Acceptable Use Policy (PUA) of UOL DIVEO, as provided by UOL DIVEO on its website at http://www.uoldiveo.com.br/politica-de-uso.html.

1.4	At any time, in case it verifies noncompliance by the CLIENT with the provisions of this Section, UOL DIVEO may inform that fact to the CLIENT and suspend the provision of the Services until the CLIENT ceases such noncompliance and demonstrates to UOL DIVEO compliance of the Protected Environment with the applicable laws, provided further that the provisions of Section 7.2 below shall be observed.

SECTION – CONFIDENTIALITY

1.5	Under this Agreement, the parties may gain access or receive from the other party confidential information and data (“Confidential Information”) and that, in general, are not known by the general public, including, without limitation, technical, commercial, financial, legal or other data or information, including, without limitation, trade secrets, know-how and information relating to technology, customers, business plans, promotional activities and/or commercialization, economic, finance and other business information and data, which may be appear in various materials, such as drawings, models, data, specifications, reports, compilations, computer software, formulas, patents, financial and economic spreadsheets, customer and supplier information, existing or potential, agreements, products that may exist now or be created in the future and other materials that may have been obtained or are known before or after the term of effectiveness of this Agreement, including also any and all information provided orally.

1.6	Neither party may disclose the Confidential Information to any person without the written consent of the Disclosing Party, except to the employees, contractors or suppliers and/or affiliates of the Receiving Party that may have a demonstrated need to know any such Confidential Information for purposes of performing this Agreement, and any such persons receiving the Confidential Information shall be subject to the confidentiality obligations set forth herein.

1.7	The Parties shall not use or allow others to use any such Confidential Information for any purposes other than those for which they have been disclosed, and the parties further undertake to keep with its employees and workers involved in the operation and performance of the Services a non-disclosure agreement ensuring compliance with the provisions hereof.

1.8	The CLIENT and UOL DIVEO agree that neither Party shall make any public or private representations, comments or notices, in any way, oral or in writing by electronic means that are demeaning or harmful to the goodwill and reputation of the other party and/or its products and/or services, as well as their respective employees, officers and/or directors, in particular in the event of any attack or other event that may expose the vulnerability of the Protected Environment.

SECTION – GENERAL PROVISIONS

1.9	The Services shall be provided by UOL DIVEO in accordance with the best techniques available in the market, in accordance with the Service Level and Resources engaged, as defined in the Technical Proposal and the respective Service Order. The CLIENT hereby acknowledges and represents that it is aware that the services shall be provided by UOL DIVEO for the purpose of managing the risks which the Protected Environment is exposed to. However, it is impossible to eliminate such risks, including attacks and/or other events that may render vulnerable the Protected Environment. For this reason, THE PARTIES ACKNOWLEDGE AND REPRESENT THAT UOL DIVEO DOES NOT ASSUME UNDER THIS AGREEMENT ANY OBLIGATION THAT MAY BE REGARDED AS AN OBLIGATION OF RESULTS, AND THUS UOL DIVEO SHALL NOT WARRANT OR OBJECTIVELY RESPOND FOR THE INVIOLABILITY, INTEGRITY AND/OR AVAILABILITY OF ANY PIECES OF EQUIPMENT, TOOLS, DATA, INFORMATION, CONTENTS, SOFTWARE, SYSTEMS AND/OR NETWORKS OF THE CLIENT OR THAT MAY FORM ITS PROTECTED ENVIRONMENT.

1.10	The responsibility of either Party shall be limited to the events of willful, demonstrated noncompliance with the obligations undertaken under this Agreement.

1.11	In the event of noncompliance by UOL DIVEO with the conditions engaged for the Service Levels and/or for the Availability of Services, as defined in the Technical Proposal, for sole, demonstrated fault of UOL DIVEO, the CLIENT shall be entitled to a proportional discount in the price corresponding to the month in which noncompliance is verified, as compensation.

1.12	As losses and damages, loss of profit and/or direct damages incurred under this Agreement, neither party shall be responsible for paying indemnification in an amount in excess of the sum of the twelve (12) monthly installments previously to the fact triggering the event.

1.13	The CLIENT and UOL DIVEO agree that neither Party may make any public or private representations, comments or communications in any way, in writing or electronically, which has a demeaning or harmful nature and reputation of the other party and/or its products and/or services, as well as its respective employees, officers and/or directors, in particular in the event of any attacks or events that may render the Protected Environment vulnerable.

1.14	The CLIENT shall refrain from using for any purpose the name, trademarks and/or any other intellectual property assets of UOL DIVEO, except if the use is previously and expressly authorized in writing by UOL DIVEO, in which event such use shall be restricted to the terms so authorized by UOL DIVEO.

1.14.1	At its sole discretion, UOL DIVEO may authorize the CLIENT to use in the Protected Environment an image file consisting of a protection seal or certificate to be exclusively provided by UOL DIVEO, which may only be used by the CLIENT in accordance with the standards and restrictions set out and published by UOL DIVEO. At any time and irrespective of any justification, UOL DIVEO may change such standards and restrictions, and revoke the authorization in order for the CLIENT to use such protection seal or certificate, in which event the CLIENT shall demonstrate to UOL DIVEO that it immediately ceased such use. The CLIENT understands and acknowledges that the provision of such protection seal or certificate does not and shall not be understood as guarantee of full and/or absolute protection of the Protected Environment, as set forth in the Confidentiality Clause.”

EXHIBIT III – Service Level Agreement

Managed Security Service – DDoS Protection

Activity	Item

Monitoring and management of assets of the MSS services engaged	24x7x365

Availability of the Datacenter	99.90%

Availability of the Client Panel	99.50% (excluding operational technical windows)

Incident warning notice	30 minutes (after being detected by the SOC monitoring)

Initial action in case of Incident	20 minutes (after being detected by the SOC monitoring)

Service Requests (Information, Analyses and Changes in Policies)	48 hours after opening a call, except when a maintenance window is required.

Change and inclusion of attack acknowledgement signatures	08 hours after release of updates by the manufacturer, subject to approval by UOLDIVEO

Working Hours for Service Requests	Monday to Friday, from 9 a.m. to 6 p.m. (calls opened outside such hours will be answered on the next business day)

Service Request Opening Hours	24x7x365

Assistance Time for incidents	24x7x365

Service statistics and indexes	Client Panel

Root Cause Analysis Report	Issued on demand, limited to 01 report/month (request to occur within one (1) week after closing the incident)

Stabilization Period (SLO)	Three months (after startup)

Changes in the environment made by the client that may impact the services engaged	Inform forty-eight (48) hours in advance

Interruptions scheduled by UOLDIVEO for preventive and/or corrective maintenance	Client to be informed forty-eight (48) hours in advance.

Assistance Times: Monday to Friday, from 9 a.m. to 6 p.m.

•       To open regular calls and claims;

•       Calls opened outside these hours will be answered on the next business day;

Description:

•       Incident Warning Notice: client to be notified within 30 minutes after detection, and then mitigation actions will be taken;

•       Start action in case of incident: time required to start reviewing and treating incidents (attacks, explore vulnerabilities, among others) that may be impacting the client environment;

•       Service requests: requests submitted by the client, such as, for instance, information, requests for reviews and setup changes;

•       Change and inclusion of attack acknowledgement signatures: periodic signatures provided by the manufacturer to be approved by MSS UOLDIVEO in order to prevent any instabilities or risks to the protection services provided;

•       Service statistics and indexes: all main statistics and indexes of the service provided will be available and may be accessed through the Client Panel;

•       Root Cause Report: issued only on demand of the client within five (5) business days after closing the incident. To be requested within 1 week after closing the incident, limited to 1 report/month. Submit a review of the occurrence, actions taken and possible factors triggering it;

•       Stabilization Period: time elapsed after the service being activated and delivered to the SOC, as required for alignment and adjustments to the processes between the Client and MSS UOLDIVEO will be assessed during the SLA’s period. However, penalties or fines will not be imposed.

Emergency Maintenance:

•       Occur whenever problems leading to instability or unavailability of Services are identified, where UOLDIVEO will use its best resources to resolve them as soon as possible, with few impacts;

•       During the emergency maintenance, the main point of contact of the affected Client will receive notice 30 minutes before the start of the emergency maintenance, and 30 minutes after completion.